4854-7660-7496 v.2 CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. 1 COMMERCIAL MANUFACTURING SERVICES AGREEMENT THIS COMMERCIAL MANUFACTURING SERVICES AGREEMENT is made as of May 22nd, 2026 (the “Effective Date”) by and between WuXi Biologics (Hong Kong) Limited, a corporation organized under the laws of Hong Kong, with its registered address at Unit 417, 4th Floor, Lippo Centre Tower Two, No. 89 Queensway, Admiralty, Hong Kong (“WuXi Biologics”), and Viridian Therapeutics, Inc., a Delaware corporation having its principal place of business at 221 Crescent Street, Suite 103A, Waltham, MA 02453 (“Client”). WuXi Biologics and Client may be referred to herein as a “Party” or, collectively, as “Parties.” RECITALS WHEREAS, Client and its Affiliates are engaged in the discovery, development, manufacture and sale of biopharmaceutical products; WHEREAS, WuXi Biologics has the requisite infrastructure, licenses, permits and capabilities, including trained and experienced personnel and technical skills, to manufacture and supply the Products (as defined below) to Client in accordance with this Agreement; WHEREAS, Client wishes to engage WuXi Biologics for services relating to the commercial Manufacture of the Drug Substance and Drug Product (each as defined herein) of Products as described in this Agreement (“Services”); NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the Parties hereby agree as follows: ARTICLE 1 DEFINITIONS Unless otherwise specifically provided herein, the following terms shall have the following meanings: 1.1 “Act” has the meaning set out in Section 17.2(b). 1.2 “Adverse Event” means any unfavorable or unintended sign, symptom or disease temporally associated with the use of the Products by humans (including any adverse drug experience), whether or not considered related to the Products. 1.3 “Affiliate” means a person or entity that Controls, is Controlled by or is under common Control with a Party, but only for so long as such Control exists. 1.4 “Agreement” means this Commercial Manufacturing Services Agreement incorporating all schedules, as amended from time to time by written agreement of the Parties. 1.5 “Applicable Laws” means the applicable provisions of constitutions, statutes, laws, rules, treaties, regulations, orders and decrees of all applicable Regulatory Authorities, as amended from time to time. 1.6 “Background IP” has the meaning set out in Section 3.1.

Page 2 of 34 1.7 “Batch” means a defined quantity of Product that has been or is being Manufactured in accordance with the Specifications. 1.8 “BCP” has the meaning set out in ARTICLE 21. 1.9 “Binding Period” has the meaning set out in Section 4.1. 1.10 “Certificate of Analysis” means a certificate for testing of Specifications of a Product in a form agreed by both Parties. 1.11 “Certificate of Compliance” means a document issued by WuXi Biologics attesting that a cGMP Product Batch has been Manufactured in compliance with cGMP and that Manufacturing Batch records have been reviewed and approved by WuXi Biologics’ Quality Assurance area. 1.12 “Certificate of Testing” means a certificate for testing of selected Specifications of a Product in a form agreed by both Parties, for the selected testing performed by Third Parties. 1.13 “Client Arising IP” has the meaning set out in Section 3.2(a). 1.14 “Client Background IP” has the meaning set out in Section 3.1. 1.15 “Client Cause” has the meaning set out in Section 9.4. 1.16 [***]. 1.17 “Client Materials” means the materials provided by Client to be used in the performance of Services under this Agreement. 1.18 “Client’s Labeling” has the meaning set out in Section 12.1. 1.19 “Commercially Reasonable Efforts” means, with respect to the efforts to be expended by either Party with respect to any objective, such reasonable, diligent, and good faith efforts as such Party would normally use to accomplish a similar objective under similar circumstances as expeditiously as possible, which in no event shall be less than the standard of care and expenditure of funds generally adhered to in the industry of such Party when providing such efforts. 1.20 “Confidential Information” means: (i) with respect to Client, any and all information (in whatever form, tangible or intangible) which is disclosed, or otherwise comes into possession of WuXi Biologics, directly or indirectly as a result of this Agreement and which by its context would reasonably be understood to be of a confidential nature (including, without limitation, any information relating to business affairs, operations, products, processes, methodologies, formulae, plans, intentions, projections, know-how, Intellectual Property rights, trade secrets, market opportunities, suppliers, customers, marketing activities, sales, software, computer and telecommunications systems, costs and prices, wage rates, records, finances and personnel); and (ii) with respect to WuXi Biologics, any and all information (in whatever form, tangible or intangible) relating to WuXi Biologics’ or its Affiliates’ methodology, testing processes, packaging and manufacturing techniques, data collection and data management techniques which is disclosed, or otherwise comes into possession of Client, directly or indirectly

Page 3 of 34 as a result of this Agreement and which by its context would reasonably be understood to be of a confidential nature. 1.21 “Control” means the ownership of more than fifty (50) percent of the voting stock of any organization or the legal power to direct or cause the direction of the general management of the organization as appropriate, and “Controlled” shall be construed accordingly. 1.22 “Critical Finding” means a finding that identifies one or more issues that represent a significant risk to, or are reasonably likely to adversely affect the quality of, the Services, violate Applicable Law, or are likely to adversely affect the Product License of the applicable Client Product. 1.23 “Current Good Manufacturing Practice” or “cGMP” means practices and General Biologics Products Standards as promulgated under the US Federal Food Drug and Cosmetic Act at 21 CFR (Chapters 210, 211, 600 and 610), the Guide to Good Manufacturing Practices for Medicinal Products as promulgated under EudraLex Volume 4, Part I, II and relevant Annexes and ICH Guidance Q7 (Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients), and any equivalents promulgated by the countries where the projects are performed, including those promulgated by the Chinese Food and Drug Administration under the Administrative Measures on Supervision of Pharmaceutical Production, and the Ministry of Health under Good Manufacturing Practice for Drugs, as such standards, guidelines and regulations may be amended from time to time. 1.24 “Defect” means, in respect of a Product, a failure to comply with the Specifications and/or a failure to have been Manufactured in accordance with cGMP, Applicable Laws and the Quality Agreement and “Defective” shall be construed accordingly. 1.25 “Defective Product” means a Product with a Defect. 1.26 “Delivery Date” has the meaning set out in Section 4.4. 1.27 “Delivery Terms” shall mean [***], or such other terms as may be agreed in writing between the Parties and terms such as “Delivery” and “Delivered” shall be construed accordingly. 1.28 “Deposit” has the meaning set out in Section 4.7. 1.29 “Designated Vendors” has the meaning set out in Section 2.5(a). 1.30 “Discretionary Manufacturing Change” has the meaning set out in Section 11.3. 1.31 “Drug Product” or “DP” has the meaning set out in the applicable Product Schedule. 1.32 “Drug Substance” or “DS” shall have the meaning set out in the applicable Product Schedule. 1.33 “Estimate” has the meaning set out in Section 4.9. 1.34 “Executive Officers” means, together, a member of the senior management of the pharmaceutical division of Client or the executive management board of the pharmaceutical division reporting to the executive board of Client, or the Chief Executive Officer of Client, and the Chief Executive Officer of WuXi Biologics.

Page 4 of 34 1.35 “Force Majeure Event” means in relation to either Party, any circumstances or occurrences (excluding the payment of money) beyond the reasonable control (including the taking of reasonable precautions) of that Party (including without limitation any acts or restraints of governments or public authorities (including embargos, sanctions, prohibitions), war, terrorism, revolution, riot or civil disturbances or commotion, disruption of suppliers, pandemic, fire, explosion, accident, lightning, washout, storm, flood, sabotage, lack of adequate fuel, power, raw materials, or transportation, labor dispute, or general strike of a national or industry-wide nature). The Parties recognize that, to the extent they exist as of the Effective Date, the conditions of the historic COVID-19 pandemic caused by SARS-CoV-2 are not a Force Majeure Event. 1.36 “Forecast Schedule” has the meaning set out in Section 4.1. 1.37 “Governmental Authority” means any court, tribunal, arbitrator, agency, legislative body, commission, official or other instrumentality of (i) any government of any country; (ii) a federal, state, province, county, city or other political subdivision thereof; or (iii) any supranational body, including any Regulatory Authority. 1.38 “Hazardous Materials” means any material or substance that, whether by its nature or use, is now or hereafter defined or regulated as a hazardous waste, hazardous substance, pollutant, or contaminant under any Applicable Laws relating to or addressing public and employee health and safety and protection of the environment, or which is toxic, explosive, corrosive, flammable, radioactive, carcinogenic, mutagenic or otherwise hazardous or which is or contains petroleum, gasoline, diesel, fuel, another petroleum hydrocarbon product, or polychlorinated biphenyls. Hazardous Materials specifically include asbestos-containing materials (ACM), mold and lead-based paints. 1.39 “Independent Expert” means a laboratory or expert mutually agreed upon by the Parties, and if no agreement can be reached then the Parties will accept a laboratory or expert appointed by the International Chamber of Commerce of London. 1.40 “Initial Term” has the meaning set out in Section 19.1. 1.41 “Intellectual Property” means all inventions, concepts, and all patent rights; trademarks, service marks, design rights, product configurations, trade or business names, and other indicia of source (whether or not registered); all works of authorship, whether or not published, and all copyrights related thereto; and all applications, registrations, and issuances of any of the foregoing anywhere in the world, along with all rights in know-how, and other rights or forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world whether registerable, issuable, or not. For the purposes of this definition, know-how shall mean any current and future scientific, technical, or commercial information, results and data of any type whatsoever, developed or generated in relation to the Products, in any tangible and intangible form, including, without limitation, discoveries, inventions, creations, trade secrets, databases, practices, protocols, regulatory filings, methods, processes, techniques, improvements, ideas, biological and other materials, reagents, specifications, formulations, formulae, data (including pharmacological, biological, chemical, toxicological and clinical information, analytical, quality control and stability data, studies and procedures), manufacturing process and development information, results and data, whether or not patentable. 1.42 “JSC” has the meaning set out in Section 16.8.

Page 5 of 34 1.43 “KPI” has the meaning set out in Section 5.8. 1.44 [***]. 1.45 “Losses” means all losses, claims, liabilities, costs, awards, fines, penalties, expenses (including legal fees and other professional expenses) and damages of any nature whatsoever and whether or not reasonably foreseeable or avoidable. 1.46 “Manufacture” means manufacturing related activities, including planning, purchasing, manufacture, processing, compounding, cell banking, storage, filling, packaging, labeling, leafleting, testing, sample retention, stability testing, release and dispatch of the Products. This term will also include variations such as “Manufacturing” and “Manufactured.” 1.47 “Manufacturing License” means any consent, permit, authorization or approval required for or in connection with the Manufacture of the Products at the Manufacturing Site(s), and the export/import of the Products to Client in accordance with the Delivery Terms (including any license required pursuant to Article 13.1 of the Directive 2001/20/EC or other applicable Regulatory Authority) including as applicable, a current drug establishment registration with the FDA as set forth in 21 C.F.R. §207. 1.48 “Manufacturing Problem” has the meaning set out in Section 5.7. 1.49 “Manufacturing Site” means WuXi Biologics’ facility where a Product will be Manufactured as set forth in the applicable Product Schedule, as may be amended from time to time in accordance with this Agreement to add or remove facilities. 1.50 “Materials” means any materials, including the active ingredients, raw materials, excipients, packaging materials and components used or intended to be used in the Manufacture of the Products. 1.51 “Non-Escalable Dispute” has the meaning set out in Section 22.1. 1.52 “Pass-Through Costs” has the meaning set out in Section 4.8. 1.53 “Payee” has the meaning set out in Section 6.3. 1.54 “Payer” has the meaning set out in Section 6.3. 1.55 “Payment Default” means Client’s failure to pay an undisputed invoice by the payment due date in accordance with Section 7.3. 1.56 [***]. 1.57 “Payments” has the meaning set out in Section 6.3. 1.58 “Price” means, in respect of each Product, the price for Services (for clarity excluding Pass- Through Costs) set out in the applicable Product Schedule, as amended from time-to-time. 1.59 “Product” means each of the products set out in Section 1 of Schedule 1 (defining “Drug Substance”) and/or Section 1 of Schedule 2 (defining “Drug Product”), as amended from time to time or as set forth in the applicable Product Schedule(s) that are Manufactured under this Agreement, including any applicable Purchase Order (as defined below.

Page 6 of 34 1.60 “Product BCP” has the meaning set out in ARTICLE 21. 1.61 “Product Event” has the meaning set out in Section 14.1. 1.62 “Product License” means the product license or marketing authorization issued by a competent Regulatory Authority, or any other authorization(s) (as the case may be) required for the marketing, sale, distribution, importation, use, or clinical investigation of the Products by Client in the jurisdictions in which the foregoing activities take place, and any extension or renewal of any of the foregoing. 1.63 “Product Schedule” means Schedule 1 (Drug Substance) and Schedule 2 (Drug Product) or any other schedule completed and entered into between the Parties, substantially in the form of Schedule 1 (Drug Substance) or Schedule 2 (Drug Product) as applicable, for the Manufacture and supply of Product and/or related Services, pursuant to this Agreement, containing terms such as details of the relevant Product, the Price, and the Manufacturing Site. 1.64 “Project Manager” has the meaning set out in Section 16.6. 1.65 “Purchase Order” has the meaning set out in Section 4.4. 1.66 “Qualified Person” means the person named in the Quality Agreement (or any replacement notified in writing by WuXi Biologics, from time to time), who is suitably qualified to enable WuXi Biologics to perform and discharge its quality management obligations as required by current Good Manufacturing Practice or other Applicable Laws (including, without limitation, Article 13.3 of Directive 2001/20/EC). 1.67 “Quality Agreement” means the quality agreement, with reference number WXMS-QAA-0098 related to the commercial Manufacture of the Products, to be negotiated in good faith and executed between the Parties prior to the performance by WuXi Biologics of any cGMP activities, which outlines the Parties’ respective responsibilities on quality matters, as amended from time to time by written agreement between the Parties. A draft of the Quality Agreement shall be sent by Client to WuXi Biologics and shall be reviewed and executed by both Parties within [***] of the written notification sent by Client to WuXi Biologics of its intention to give effect to this Agreement. If commercial Manufacture of the Products is set to begin before the [***] period mentioned above, then the Quality Agreement shall be signed by both Parties before the commercial Manufacture of the Products may begin. In the case of any conflict or inconsistency between the terms of this Agreement and the terms of the Quality Agreement, this Agreement shall prevail except that the Quality Agreement shall prevail in all matters relating to quality. 1.68 “Regulatory Authority” means any multinational, federal, state, local, municipal or other Governmental Authority having jurisdiction over any aspect of the activities contemplated by this Agreement, including the United States Food and Drug Administration (“FDA”), the European Medicines Agency, the Pharmaceuticals and Medical Devices Agency (“PMDA”), the National Medical Products Administration (“NMPA”), or any corresponding agency in any other jurisdiction. 1.69 “Renewal Term” has the meaning set out in Section 19.1. 1.70 “Required Manufacturing Change” has the meaning set out in Section 11.2.

Page 7 of 34 1.71 “Services” has the meaning set out in the Recitals. 1.72 “Specifications” means with respect to each Product, the material, technical specifications which are defined by Client and for the required quality and characteristics of the Product agreed between the Parties in writing in the Quality Agreement (as the same may be amended from time to time in accordance with this Agreement). 1.73 “Technical Change” has the meaning set out in Section 11.1. 1.74 “Technical Transfer Support Fees” has the meaning set out in Section 20.7. 1.75 “Term” has the meaning set out in Section 19.1. 1.76 “Third Party” means any person or entity other than Client or WuXi Biologics, or either of their Affiliates. 1.77 “Third Party Claims” has the meaning set out in Section 18.1. 1.78 “Volume Requirements” has the meaning set out in Section 4.1. 1.79 “Working Day” means a day other than Saturday or Sunday, a day that is a public holiday in the jurisdiction in which Client is located as indicated in the Preamble, or the jurisdiction in which the Manufacturing Site is located. 1.80 “WuXi Biologics Arising IP” has the meaning set out in Section 3.3. 1.81 “WuXi Biologics Background IP” has the meaning set out in Section 3.1. 1.82 Other Terms. The definition of other terms are as set forth in the following sections of this Agreement. ARTICLE 2 WUXI BIOLOGICS’ OBLIGATIONS 2.1 Obligation to Supply. Beginning on the Effective Date and subject to Client’s obligations in Articles 4 and 7, WuXi Biologics agrees to Manufacture and supply to Client Products as ordered by Client in consideration of Client paying the Price for the Products, in accordance with this Agreement, any applicable Product Schedule, and any Binding Period of a Forecast Schedule (as defined below). 2.2 Standards Applicable to the Manufacture of the Product. WuXi Biologics shall Manufacture the Products at the Manufacturing Site: (a) in accordance with Current Good Manufacturing Practice, the Specifications, the Manufacturing License, the Quality Agreement, Client’s Labeling (if required by a Product Schedule) and all Applicable Laws relevant to the Manufacture of the Products; (b) with personnel that are knowledgeable, qualified and trained to perform the activities required to Manufacture the Products in accordance with the terms and conditions of this Agreement;

Page 8 of 34 (c) with all reasonable skill, care and diligence and in accordance with sound professional standards and techniques to the level followed by skilled and experienced professionals performing services of a similar nature; and (d) in compliance with Client’s reasonable requests and instructions insofar as explicitly communicated to WuXi Biologics in writing and agreed to by WuXi Biologics in writing (provided that WuXi Biologics shall not unreasonably withhold, delay or condition such agreement) and as they relate to the Manufacturing. 2.3 Use of Affiliates and Subcontractors. WuXi Biologics may not, without the prior written consent of Client (which will not be unreasonably withheld, delayed, or conditioned), use sub- contractors (including Affiliates) to conduct any elements of Manufacturing the Products except as specified in the Quality Agreement or as otherwise set out in a Product Schedule. For any subcontract authorized by Client, WuXi Biologics shall ensure that the subcontractor or Affiliate complies with and is bound by written obligations and restrictions applicable to WuXi Biologics under this Agreement, pursuant to which the subcontractor or Affiliate agrees to terms and conditions of their performance of any Services that are no less protective of Client than the provisions of this Agreement as such provisions apply to WuXi Biologics. Such written obligations and restrictions shall ensure that the subcontractor or Affiliate is bound to protect Client’s interests in Confidential Information, Client Background IP and Client Arising IP (each as defined herein) to at least the same extent as the terms in this Agreement. WuXi Biologics (a) shall manage the performance of the subcontractor or Affiliate at its sole cost and expense and (b) shall remain responsible to Client for all acts and omissions of any subcontractor or Affiliate and the performance of those subcontracted Manufacturing activities. WuXi Biologics shall be Client’s sole point of contact regarding the Manufacturing Services, including with respect to payment. 2.4 An Affiliate of a Party may enter into a Product Schedule instead of such Party. If a Product Schedule is entered into by an Affiliate of a Party, then references to the Party in this Agreement will be deemed to be references to the Party’s Affiliate with the necessary modifications. The Party shall be liable for the performance of its Affiliate under this Agreement and the applicable Product Schedule to the same extent as if the performance was that of the Party. 2.5 Designated Vendors (a) Approval of Designated Vendors. If Client elects, at its sole discretion, to require WuXi Biologics to procure Materials from Third Parties designated and approved by Client in writing which are not then under contract with WuXi Biologics (the “Designated Vendors”), Client shall so advise WuXi Biologics in writing, and WuXi Biologics shall establish supply arrangements with such Designated Vendors (which supply arrangements shall comply with the terms of this Agreement, the Quality Agreement and any other related agreements) and the terms and conditions of such supply shall be subject to the approval of Client. (b) Notification. WuXi Biologics shall promptly, and in any event within [***], advise Client if it encounters or is advised of Material supply problems, including written notice of material delays and/or Delivery of non-conforming Materials from Client’s Designated Vendors; and (except to the extent Materials are provided by Client) WuXi Biologics shall use Commercially Reasonable Efforts for seeking to reduce and eliminate any supply problems from such Designated Vendors (and Client shall provide WuXi Biologics with reasonable assistance in connection therewith). For clarity, WuXi Biologics will not be responsible for Product delays

Page 9 of 34 caused by Client’s Designated Vendors, and may reasonably request that Client select a different Designated Vendor after repeated problems with any such Designated Vendor. (c) Certification and Audit. Client shall regularly audit and certify the Designated Vendors, in accordance with its own internal processes and, subject to ARTICLE 15, provide WuXi Biologics with relevant documentation relating to the auditing and certifying of Designated Vendors upon reasonable request. WuXi Biologics will not be responsible for Product delays or failures caused by Client’s failure to adequately audit and certify any Designated Vendors. 2.6 Responsibility. (a) Unless otherwise specified herein or expressly consented to in writing by Client, as between the Parties, WuXi Biologics shall be solely responsible for performance of all activities necessary for Client to be supplied with Product as contemplated hereunder including the ordering and purchasing of all of the Materials to enable WuXi Biologics to meet its Manufacturing and delivery obligations under this Agreement; provided, however, that to the extent the Parties agree that Client will be responsible for supplying any Client Materials, shipment of any such Client Materials by Client or Client’s Designated Vendors will be in accordance with the Delivery Terms to the agreed-upon location as set out in the Product Schedule or such other terms as may be agreed in writing between the Parties. (b) Before providing Services, all persons must be subject to binding written agreements with WuXi Biologics under which they (i) have confidentiality obligations that are at least as restrictive as those of this Agreement; and (ii) assign and effectively vest in WuXi Biologics any and all rights that such persons might have in the results of their work without any obligation of Client to pay any royalties or other consideration to such persons. 2.7 Safety Stock. [***]. 2.8 Manufacturing Site. WuXi Biologics shall: (a) retain and maintain all relevant equipment at the Manufacturing Site necessary to Manufacture the Product; (b) maintain sufficient manufacturing capacity to ensure that it is able to perform its Manufacturing obligations under Volume Requirements set forth in the Binding Period of a forecast; (c) Manufacture the Product only at the Manufacturing Site set forth in the applicable Product Schedule; and (d) not change the Manufacturing Site without the Client’s prior written consent. ARTICLE 3 INTELLECTUAL PROPERTY 3.1 Background IP. Each Party shall, at all times throughout and after the Term, remain the owner (or in control) of any and all Intellectual Property that: (a) it owned (or was licensed to use) prior to the Effective Date, or (b) is generated or obtained independently of the activities conducted in

Page 10 of 34 connection with this Agreement and without use of the other Party’s Intellectual Property, and which Intellectual Property shall, for the purposes of this Agreement, be defined as “Background IP”. For the purposes of this Section, Background IP vested in Client (or its Affiliates) shall be defined as “Client Background IP” and Background IP vested in WuXi Biologics (or its Affiliates) shall be defined as “WuXi Biologics Background IP”. WuXi Biologics acknowledges that Client Background IP includes Background IP relating to the Products and the Client Materials. Client acknowledges that Intellectual Property relating to manufacturing processes in general, including testing and packaging, which are generally used at the Manufacturing Site (to the extent existing prior to the Effective Date, or developed independently of this Agreement at any time without using, incorporating or relying on Client’s Confidential Information, Client Background IP, or Client Materials) shall remain vested in WuXi Biologics or its relevant Affiliate. 3.2 Client Arising IP. (a) Ownership. [***]. (b) Cooperation. [***]. 3.3 WuXi Biologics Arising IP. [***]. 3.4 Use of Intellectual Property. WuXi Biologics will not use, or allow others to use, any Client Background IP or Client Arising IP for any other purpose than the Manufacture of the Products for Client under this Agreement. Client will not use, or allow others to use, any WuXi Biologics Background IP or WuXi Biologics Arising IP for any purpose other than as necessary to use any deliverables, including for the use, commercialization, distribution, marketing and sale of the Products Manufactured under this Agreement; [***]. For the avoidance of doubt, this Agreement shall not impact rights with respect to Intellectual Property granted under any other agreements between the Parties. ARTICLE 4 FORECASTS AND ORDERS 4.1 Forecast. Client shall provide to WuXi Biologics, by [***] each month (or on such other date or at such frequency, as the Parties may agree), a forecast that includes both binding and non- binding components. Client will provide a rolling forecast schedule giving details of volume requirements for: [***] (“Volume Requirements”). Included within this forecast, [***] (“Binding Period”) giving details of volume requirements for the Products (in respect of Drug Substance and Drug Product as applicable) required to be Manufactured, or such shorter period as may then remain under the Term (the “Forecast Schedule”). [***] 4.2 Required Purchases. The Volume Requirements in the Binding Period will constitute binding commitments on Client to purchase such specified volumes of Products. 4.3 Volume Requirements. Unless otherwise agreed in writing between the Parties or under Section 4.6, if the volume requirements specified in any Purchase Order are less than the Volume Requirements for the Binding Period set out in Section 4.2 above, [***].

Page 11 of 34 4.4 Purchase Orders. Client shall, within [***] after each time that WuXi Biologics accepts a Forecast Schedule, issue purchase orders to WuXi Biologics, corresponding to at least the Volume Requirements in the Binding Period (each such order being referred to, once accepted by WuXi Biologics in accordance with Section 4.5, as a “Purchase Order”). Each Purchase Order shall, unless otherwise agreed between the Parties, specify the volumes of Product ordered and required, delivery or dispatch date (the “Delivery Date”) which shall be at least [***] after the effective date of the Purchase Order. [***]. 4.5 WuXi Biologics’ Response to Purchase Orders. Purchase Orders shall be issued by Client under Section 4.4 above either electronically or by such other means, and to such location or contact person or system, as WuXi Biologics shall specify in writing. WuXi Biologics shall respond to each such Purchase Order received from Client within [***] Working Days of receipt. [***]. 4.6 Changes to Confirmed Purchase Orders. [***]. 4.7 Deposit. In accordance with the invoicing schedule set out in the relevant Product Schedule, WuXi Biologics will invoice to Client and Client shall pay (in accordance with Section 7.3) WuXi Biologics, [***]. 4.8 Pass-Through Costs. The Price and Deposit do not include amounts payable by Client for Materials necessary to support Manufacture of [***]. 4.9 Estimates for Pass-Through Costs. Prior to the procurement by WuXi Biologics of any Materials, WuXi Biologics shall prepare and provide to Client a good-faith itemized estimate (an “Estimate”) of expected costs and expenses to be incurred by WuXi Biologics for [***]. 4.10 Addressees for Correspondence. All Forecast Schedules, Purchase Orders, written confirmation of Purchase Orders and other notices contemplated under this Agreement shall be sent to the attention of such Party as set forth in Section 23.8, or such persons as each Party may identify to the other in writing from time-to-time. 4.11 Affiliates of Client. [***]. ARTICLE 5 DELIVERY OF PRODUCT 5.1 Delivery of Products. All materials to be provided by WuXi Biologics to Client will be delivered in accordance with the Delivery Terms for Product and [***] for any other materials to Client’s (or its designee’s) designated facilities as stated on the applicable shipping documentation, including Products and other deliverables produced under a Purchase Order, returned Client Materials, returned records and returned Confidential Information. The quantity of Products Delivered by WuXi Biologics [***], and such variance shall not constitute a breach of this Agreement by WuXi Biologics. Client shall arrange to take Delivery of the Products within [***] Working Days from Client’s release of the Products in accordance with the Quality Agreement. Notwithstanding the foregoing, the Parties shall arrange for the Delivery of Products in a manner consistent with good commercial practices, and in accordance with any agreed-upon shipping specifications.

Page 12 of 34 5.2 Title; Risk of Loss. Notwithstanding the Delivery Terms, risk and title in the Products shall be transferred to Client [***]. 5.3 Accompanying Documentation. With or in advance of each shipment of Product, WuXi Biologics shall provide Client with the documentation relating to the Product as set out in the Quality Agreement and associated Product shipping instructions to the extent set forth in a Purchase Order or otherwise agreed by the Parties in writing, including but not limited to [***]. 5.4 Retention of Samples. Provisions covering WuXi Biologics’ obligation to store and retain appropriate samples (identified by batch number) of Product that it supplies to Client, and access by Client to the same, are or will be set forth in the Quality Agreement. 5.5 Late Delivery. Without prejudice to the Client’s rights and WuXi Biologics’ obligations under this Agreement and Applicable Laws, in the event that WuXi Biologics is unable to fulfill its supply obligations under this Agreement (including the supply of documentation under Section 5.3) for a reason other than a Force Majeure Event, it shall notify Client as soon as possible and the Parties will work together to agree to a mutually acceptable resolution. [***]. 5.6 Termination for Late Delivery. Subject to Section 23.3, if [***], Client shall have the right to terminate this Agreement upon written notice to WuXi Biologics and such termination shall be considered a termination by Client pursuant to Section 19.2. 5.7 Manufacturing Problem. In the event that a Party becomes aware of any matter, circumstance or event (excluding any Force Majeure Event) which (i) would reasonably be expected to give rise to a material delay in the shipment of Product; (ii) reasonably indicate that the quality standards set forth herein and in the Quality Agreement have been materially compromised or (iii) may reasonably give rise to a material breach hereunder or the right of Client to terminate this Agreement under ARTICLE 19 (each a “Manufacturing Problem”), such Party shall promptly give written notice of the Manufacturing Problem to the other Party. In the event WuXi Biologics becomes aware of a Manufacturing Problem, WuXi Biologics shall promptly give written notice to Client of such Manufacturing Problem, the cause thereof, the anticipated length of such Manufacturing Problem, and the action to be taken to reduce, minimize or remove the adverse effects of any such Manufacturing Problem. Within [***] days of receipt of the notice given pursuant to this Section 5.7, Client and WuXi Biologics shall discuss or meet with a view to agreeing to any actions necessary to minimize the risk of an interruption to supply or shortfall in quantities of Product occurs. For purposes of clarity, a Manufacturing Problem includes, but is not limited to, [***]. 5.8 Key Performance Indicators. The Parties agree to measure WuXi Biologics’ performance through the establishment of key performance indicators which shall be prepared, negotiated and agreed to in good faith and documented in writing between the Parties (“KPIs”). [***]. 5.9 Client Materials. Client shall furnish WuXi Biologics with written instructions for the safe handling and storage of Client Materials and health and environmental information (including with respect to the storage and disposal of any waste, and material safety data sheets applicable to Client Materials). [***]. WuXi Biologics shall follow Client’s reasonable written instructions in respect of the return or disposal of non-conforming Client Materials, at Client’s sole risk and expense. Client shall retain title to Client Materials at all times and [***]. 5.10 WuXi Biologics will use the Client Materials solely to perform the Services and will not use the Client Materials for any other purpose. WuXi Biologics will comply with all Applicable Laws

Page 13 of 34 and Client’s reasonable instructions in the handling, storing, utilizing and disposing of Client Materials. WuXi Biologics will not reverse engineer, alter, modify or create derivatives of any Client Materials except as required in the performance of the Services in accordance with this Agreement or as otherwise agreed to in writing by Client, and shall use the Client Materials only in the performance of the Services as specified in this Agreement. WuXi Biologics shall not use, and shall not permit the use of, the Client Materials in human beings, or in any in vivo studies unless specifically authorized in a Product Schedule. WuXi Biologics shall not distribute or release Client Materials to any Third Party without the prior written consent of Client. 5.11 Storage of Client Materials. If reasonably necessary, WuXi Biologics will, [***], retain and store Client Materials with due care and in compliance with Client’s written instructions, the Quality Agreement and the Product Schedule. Notwithstanding the foregoing, to the extent reasonably requested by Client or required under Applicable Laws, WuXi Biologics shall maintain required retention samples (certain bio-hazardous and unsafe materials shall be excluded from this requirement) on hand at Client’s cost in accordance with all Applicable Laws and the Quality Agreement. 5.12 Client Material Delivery. All materials to be provided by Client to WuXi Biologics will be delivered [***] in accordance with the Delivery Terms, including Materials provided by Client and Client Materials. ARTICLE 6 PRICE 6.1 Supply Price. In consideration of the Manufacture of the Products and in accordance with ARTICLE 7, Client shall pay to WuXi Biologics the Price for the Products supplied under this Agreement, along with all other Pass-Through Costs, subject to Sections 4.8 and 4.9. 6.2 Taxes. [***]. 6.3 Tax Withholding. [***]. ARTICLE 7 INVOICE AND PAYMENT 7.1 Invoicing of Price for Each Batch. WuXi Biologics shall invoice Client for [***] of the Price for each Batch of Products ordered under a Purchase Order upon commencement (based on vial thaw in case of Drug Substance and bulk Drug Substance bag thaw in case of Drug Product) of Manufacturing of the Products. [***] Working Days after WuXi Biologics’ issuance of the [***], WuXi Biologics will invoice Client for the remaining [***] of the Price for Products ordered under such Purchase Order, along with the fees for any additional Services and/or expenses (excluding Pass-Through Costs) agreed by the Parties in the relevant Product Schedule, and crediting any Deposit paid under Section 4.7, each as applicable. 7.2 Invoicing of Pass-Through Costs. Once WuXi Biologics places the order for advance purchase of Materials [***] necessary to support binding Batch(es) Manufacture, [***].

Page 14 of 34 7.3 Payment of Invoices. Client shall pay undisputed invoices issued by WuXi Biologics in United States Dollars (USD) within [***] days from the receipt of invoice by electronic transfer to the account nominated in writing by WuXi Biologics. [***]. 7.4 Upfront Payment. In the event an upfront payment is required, Client shall pay each of WuXi Biologics’ invoices of any upfront payment immediately upon receipt of invoice. With respect to any Services that require an upfront payment as expressly set forth in the applicable Product Schedule or Purchase Order, Client acknowledges that no such Services will commence until such upfront payment is received by WuXi Biologics. 7.5 Late Payment. In the event of Payment Default, WuXi Biologics may impose the Payment Default Rate against Client in accordance with this Agreement and may provide notice of late payment to Client. If Client does not make payment of all undisputed amounts within [***] Working Days of such notice, WuXi Biologics will have the right to temporarily suspend all Services and Manufacture of Products under the applicable Product Schedule until such payment is made. If the Payment Default is not rectified within [***] of such failure to pay, then it will be deemed an incurable material breach of this Agreement and WuXi Biologics may terminate the applicable Product Schedule or this entire Agreement under Section 19.2. ARTICLE 8 QUALITY ASSURANCE 8.1 Validation and Stability Studies. WuXi Biologics shall perform validation and stability studies as agreed between the Parties in writing, or otherwise to the extent required by the Specifications for the Product(s), cGMP or Applicable Laws to Manufacture the Products at the Manufacturing Site. 8.2 Release Testing. Prior to release of the Products to finished goods inventory, WuXi Biologics shall test the Products in accordance with the testing procedures described in the Specifications. WuXi Biologics shall provide the release testing data to Client in accordance with the Quality Agreement. 8.3 Analytical Reference Standards. WuXi Biologics shall provide analytical reference standards for the Products in accordance with the Quality Agreement. The reference standards shall be maintained in quantities reasonably required for WuXi Biologics to perform its obligations relating to the Manufacture, stability testing or any other testing of the Products under this Agreement or as otherwise specified in the Quality Agreement. 8.4 Technical and Quality Matters. The respective responsibilities of each Party in relation to technical and quality matters are or will be further set out in the Quality Agreement. 8.5 Person-in-Plant. Without prejudice to ARTICLE 16, WuXi Biologics agrees that, [***] Client representatives may be present at the Manufacturing Site [***]. Any Client representatives who are present at the Manufacturing Site shall comply with WuXi Biologics’ site regulations and rules. [***]. ARTICLE 9 DEFECTIVE PRODUCTS 9.1 Acceptance, Rejection of Product. For a period of [***] after the Delivery of Products (or, in the case of Latent Defects, a period of [***] after discovery of the Latent Defect during a period

Page 15 of 34 of [***] from the Delivery Date), Client shall have the right to reject any allegedly Defective Products upon written notice to WuXi Biologics, such notice to include the reason(s) for the rejection and to be accompanied with any supporting documentation or other evidence. After the applicable time period set forth in this Section 9.1, all Product(s) will be deemed accepted by Client and materially compliant with all required Specifications, the Quality Agreement, cGMP, and Applicable Laws. 9.2 Defective Product. If Products are rejected in accordance with Section 9.1, WuXi Biologics shall be offered a reasonable opportunity (i) to offer proof or evidence as to why such Product should not be rejected, and (ii) to inspect and/or test such Product. The Parties shall use Commercially Reasonable Efforts to agree whether or not the rejected Products are Defective. 9.3 Resolution of Dispute as to Whether a Product is Defective. If, within [***] of WuXi Biologics being notified pursuant to Section 9.1, the Parties fail to agree whether or not the rejected Products are Defective, the dispute shall be referred to and determined by an Independent Expert [***]. 9.4 Remedies. After joint investigation, if the Parties agree, or if the Independent Expert finds, that: (a) the root cause of the Defective Products is undetermined, [***]; or (b) the root cause of the Defective Products is not due to [***] (a “Client Cause”) [***]: (i) [***]; or (ii) [***]. (c) if the root cause of the Defective Products is due to a Client Cause, then [***]. ARTICLE 10 PRODUCT LICENSES Client shall, at its expense, obtain and maintain all necessary Product Licenses, and hereby grants to WuXi Biologics under such Product Licenses any and all rights and permissions necessary to conduct the Services agreed upon in connection with this Agreement. Client shall be responsible for responding to all requests for information related to such Product Licenses made by, and for making all legally required filings relating to such Product Licenses with, any Regulatory Authority having jurisdiction to make such requests or require such filings. If any Product License held by Client relating directly to the Products is hereafter suspended or revoked, Client shall promptly notify and promptly inform WuXi Biologics if such suspension or revocation will impact Client’s purchases of the affected Product. ARTICLE 11 CHANGES TO PRODUCT SPECIFICATIONS 11.1 Changes by WuXi Biologics. Notwithstanding anything herein to the contrary, WuXi Biologics shall not amend, change or supplement any of the following without the prior written consent of Client, except in accordance with the change control provisions set forth in the Quality Agreement: [***] (each of the foregoing a “Technical Change”).

Page 16 of 34 11.2 Required Manufacturing Changes. Each Party shall notify the other Party of any Technical Change which is required by cGMPs or Applicable Laws (a “Required Manufacturing Change”). WuXi Biologics shall use Commercially Reasonable Efforts to promptly implement Required Manufacturing Changes and in any event by any date required or requested by a Regulatory Authority. 11.3 Discretionary Changes. [***]. 11.4 Cost of Technical Changes. (a) WuXi Biologics shall [***]; (b) Client shall [***]; or (c) Client shall [***]. Without limiting the foregoing, if the Required Manufacturing Change relates to the general operations, procedures, and equipment not dedicated to Client’s Product(s) at the Manufacturing Site, WuXi Biologics will bear the cost. If the Required Manufacturing Change relates solely to the Product, Specifications, or the process of Manufacturing such Product, Client will bear the cost. 11.5 Technical Change Implementation. All Technical Changes (including Required Manufacturing Changes) shall be implemented in accordance with Applicable Laws, cGMP and the Quality Agreement. Prior to implementation of any Technical Change, the Parties shall ensure that any implications on the quality of the Products have been considered and recorded, and the change is approved by the relevant Regulatory Authorities. WuXi Biologics shall provide Client with technical assistance, including through the provision of supporting documentation in order to permit Client to amend and file any relevant document required to be filed with a Regulatory Authority. ARTICLE 12 LABELING 12.1 Labeling. Client shall provide WuXi Biologics with any labeling which Client requires to be included on the packaging for the Products (the “Client’s Labeling”). All Client’s Labeling shall be promptly provided by Client to WuXi Biologics, on request in writing by WuXi Biologics unless otherwise specified in a Purchase Order, and in a form appropriate for Manufacture of the Products in accordance with cGMP, the Specifications and Applicable Laws. 12.2 Responsibility for and Changes to Labeling. Client shall be responsible for the design of Client’s Labeling and for ensuring that such labeling is accurate and complies with all Applicable Laws. In the event that Client requests a change to Client’s Labeling for any Product the Parties will mutually agree on the timing for the introduction of any such change. Client shall be responsible for obtaining approval from applicable Regulatory Authorities for any such change and shall bear all reasonable costs arising therefrom, [***].

Page 17 of 34 ARTICLE 13 REGULATORY COMPLIANCE 13.1 Maintenance of Permits. WuXi Biologics shall maintain all Manufacturing Licenses and other regulatory and governmental permits, licenses and approvals that may be necessary to Manufacture and supply Products. 13.2 Notification of Adverse Manufacturing Activities. WuXi Biologics shall promptly advise Client of any information arising out of its Manufacturing activities that has adverse regulatory compliance and/or reporting consequences concerning the Products. 13.3 Activities at the Manufacturing Site and Machinery Used to Manufacture Products. [***]. 13.4 Storage and Warehousing. WuXi Biologics shall at all times store and warehouse all Materials and Products in premises that are secure, clean, compliant with the Specifications, Manufacturing Licenses and the Quality Agreement, and such Products and Materials shall be physically separated from all other materials and products in WuXi Biologics’ possession. WuXi Biologics shall operate a warehousing system which identifies all Products according to type and status if appropriate. WuXi Biologics shall comply with any requirements of Client relating to the security of controlled drug substances and Products containing the same. [***]. Client agrees that it is responsible to insure such items against damage or loss and shall purchase appropriate insurance to cover its Products stored in WuXi Biologics’ storage site(s). [***]. Transportation of Product by WuXi Biologics on behalf of Client shall be made [***]. 13.5 Requests from and Inspections by Regulatory Authorities. Provisions covering correspondence, interaction with and provision of information to Regulatory Authorities, including inspections, are or will be set forth in the Quality Agreement. 13.6 Debarment and Exclusion. WuXi Biologics represents and warrants that neither it, its subcontractors (including approved Affiliates), nor any individual, corporation, partnership or association engaged in connection with the activities under this Agreement, has ever been, is currently, nor during the Term hereunder, shall become: (a) disqualified or debarred by the FDA or other competent authorities for any purpose pursuant to Applicable Laws (including but not limited to United States law, including but not limited to the statutory debarment provisions at 21 U.S.C. § 335a(a) or (b)); (b) charged or convicted for conduct relating to the development or approval of, or otherwise relating to the regulation of, any drug product under any Applicable Laws; or (c) excluded or threatened with exclusion under state or federal laws, including under 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001, or assessed or threatened with assessment of civil money penalties pursuant to 42 U.S.C. Part 1003. WuXi Biologics agrees to notify the Client immediately, in the event that WuXi Biologics or any of its Affiliates or its or their officers, directors, employees, agents, or Third Parties under contract to perform and work under this Agreement (i) becomes debarred, excluded or convicted, or (ii) receives notice of action with respect to its debarment, exclusion or conviction during the Term. WuXi Biologics hereby certifies that it has not utilized, and shall not utilize, in any capacity the services of any individual, corporation, partnership or association in the development of the Product or performance of activities related to this Agreement that has been (X) debarred,

Page 18 of 34 or to its knowledge has received notice of action with respect to debarment, under the Generic Drug Enforcement Act of 1992, 21 United States Code §335a (a) and (b), as amended or any foreign equivalent thereof, (Y) excluded pursuant to 42 U.S.C. § 1320a-7 or relevant regulations in 42 C.F.R. Part 1001 or to its knowledge has received notice of exclusion or any foreign equivalent thereof or (Z) otherwise convicted pursuant to (ii) above, or to its knowledge has received notice of conviction or any foreign equivalent thereof. In the event that WuXi Biologics receives any notice of actions set forth in this Section 13.6 (with regard to the WuXi Biologics only, but not including an individual employee, officer, director, agent or subcontractor thereof), without limiting any other rights or remedies of Client, Client shall have the right to terminate this Agreement immediately pursuant to the provisions of this Agreement. Any termination by a Party pursuant to this Section 13.6 shall be deemed to be a termination by Client for material breach of this Agreement by WuXi Biologics pursuant to Section 19.2. 13.7 Handling of Materials; Wastes. WuXi Biologics shall inform its employees, contractors and other personnel of any known or reasonably ascertainable chemical hazards associated with the Products or any wastes (including Hazardous Materials) generated through performance of the Manufacturing of the Products, and to provide such persons with reasonable training in the proper methods of handling and disposing of such items. In addition, WuXi Biologics shall handle, accumulate, label, package, ship and dispose of all wastes (including Hazardous Materials) generated through performance of the Manufacturing of the Products in accordance with all Applicable Laws. 13.8 Documentation for Regulatory Authority Requirements. WuXi Biologics shall maintain in accordance with and for the period specified in the Quality Agreement (unless cGMP or Applicable Laws require a longer period), complete and accurate records relating to the Manufacture of the Products as it may be required to hold under such Applicable Laws. WuXi Biologics shall provide Client with such documentation promptly upon Client’s request. 13.9 Assistance with Regulatory Filing. WuXi Biologics shall cooperate as reasonably requested by Client, [***], in support of any Product License related to the Product which is filed by Client with the appropriate Regulatory Authority. Any such Product License shall be the sole and exclusive property and Confidential Information of Client. If requested by Client, WuXi Biologics shall cooperate with Client’s filing of any required amendments to such Product License to allow Manufacturing of the Product at the Manufacturing Site. In particular, WuXi Biologics shall prepare and provide to Client, at an agreed-upon reasonable cost to Client, a report in English describing the Manufacturing processes for the Products (including, without limitation, any changes to the analytical methods) for Client’s use in updating the CMC Section of the applicable IND and/or NDA/BLA or any other applicable application or submission to a Regulatory Authority. ARTICLE 14 PRODUCT COMPLAINTS AND ADVERSE EVENTS 14.1 Product Complaints, Adverse Events and Product Events. Provisions covering complaints or Adverse Events are set forth in the Quality Agreement. Provisions covering voluntary and involuntary recalls, product withdrawals, field corrections, field alerts, or other related actions (“Product Event”) of the Product are set forth in the Quality Agreement. 14.2 Expenses Resulting from a Product Event. In the event that a Regulatory Authority requires, or Client decides to, initiate a Product Event with respect to a Product Manufactured by WuXi Biologics under this Agreement, Client shall promptly notify WuXi Biologics. WuXi Biologics

Page 19 of 34 shall use Commercially Reasonable Efforts [***] to fully cooperate with Client in implementing the foregoing as Client or the Regulatory Authority may require. [***]. ARTICLE 15 CONFIDENTIALITY AND DATA PROTECTION 15.1 Non-Use, Non-Disclosure. WuXi Biologics shall use the Confidential Information of Client only for the purpose of Manufacturing the Products hereunder, except as otherwise provided for herein. WuXi Biologics shall not, at any time (whether during this Agreement or after its termination) (a) use the Confidential Information of Client, for WuXi Biologics’ own or any Third Party’s benefit or purposes, or (b) disclose, publish or make available all or any portion of the Confidential Information of Client to any Third Party, in each case of (a) and (b) without the prior written consent of Client. Client Background IP and Client Arising IP shall be considered the Confidential Information of Client. 15.2 Standard of Care. Manufacturing performed under this Agreement shall take place in a secure area, and access to such area shall be obtained by key or keycard and access shall be limited on a need-to-access basis. In addition and without limiting the foregoing, WuXi Biologics shall maintain security practices (which include appropriate administrative, physical and technical safeguards, including underlying operating system and network security controls) designed to meet or exceed generally accepted industry practice (meaning those reasonably expected of a diligent provider providing services similar to WuXi Biologics when in possession of highly sensitive information belonging to its clients) and are designed to ensure the security, confidentiality and integrity of Confidential Information of Client. Such security practices shall include (a) the security systems, computers and technologies, including firewalls and encryption, including the use of encryption and other secure technologies in connection with any and all Confidential Information of Client collected, stored and/or transmitted by WuXi Biologics, (b) physical security procedures, including regular monitoring of all secure areas, (c) all places where Confidential Information of Client is stored shall have restricted keycard or restricted lock access, (d) restriction of use and copying of Confidential Information of Client on a “need-to-know” basis will be in effect and permitted only at authorized locations, (e) the transport and storage of Confidential Information of Client are conducted in a secure manner, (f) industry accepted password procedures, (g) regular and random monitoring of WuXi Biologics personnel providing Services in connection with this Agreement, and (h) strict control of the access to Confidential Information of Client. WuXi Biologics at all times shall be aware of the location and the number of all copies of Confidential Information of Client under its Control. 15.3 Required Disclosures. The obligations of confidentiality, non-disclosure and non-use hereunder shall continue until the relevant Confidential Information falls within the exceptions provided for in Section 15.4 hereof. Notwithstanding the foregoing, each Party shall be entitled to disclose the Confidential Information solely to the extent required by Applicable Law or order of a competent Governmental Authority on the condition that such Party provides the other Party with written notice that the other Party’s Confidential Information is required to be disclosed sufficiently in advance of the disclosure so as to provide the other Party with reasonable opportunity to seek to prevent the disclosure of, to limit the scope of disclosure of, or to obtain a protective order for, the Confidential Information potentially required to be disclosed. The Party required to disclose the Confidential Information will make any such required disclosures in consultation with the other Party, including assisting the other Party in its efforts to prevent the disclosure of, to limit the scope of disclosure of, or to obtain a protective order for the Confidential Information.

Page 20 of 34 15.4 Exclusions to Confidentiality. Information will not fall within the definition of Confidential Information and will not be confidential, and neither Party shall have any obligation hereunder with respect to any such information that can be demonstrated by competent proof (a) is, at the time of disclosure or becomes after disclosure, general or public knowledge through no breach of the Agreement by the receiving Party; (b) was, at the time of disclosure by the disclosing Party, already known by the receiving Party, as established by written record; (c) is received by the receiving Party from a Third Party having the right to disclose the same and who is not bound by a confidentiality agreement in favor of the disclosing Party; or (d) was developed by or on behalf of the receiving Party independent of and without reference to the disclosing Party’s Confidential Information, as established by written record. 15.5 Notification. In the event a Party becomes aware or has knowledge of any unauthorized use or disclosure of Confidential Information of the other Party, such Party shall promptly notify the other Party of such unauthorized use or disclosure and, thereafter, shall take all reasonable steps to assist the other Party in attempting to regain control of such Confidential Information if possible, and to minimize any potential or actual damages or losses (including any Losses) resulting from such unauthorized use or disclosure. 15.6 Return. Upon receipt of a written request from either Party, or upon expiration or termination of this Agreement, each Party shall promptly return to the other Party all Confidential Information, including all reproductions and copies thereof together with all internal material and documents generated by the receiving Party containing Confidential Information, and all references thereto, of the other Party who disclosed it, and each Party shall delete all such Confidential Information and references thereto stored electronically (provided that neither Party shall be required to delete Confidential Information and references contained in any routine system back-ups, nor to delete any Confidential Information for the duration required for a Party to complete its surviving obligations under Article 20). Notwithstanding the above, each Party’s legal team may retain a single copy of any Confidential Information of the other Party solely as necessary for regulatory or insurance purposes, subject to each Party’s continuing obligations of confidentiality under this Agreement. 15.7 WuXi Biologics Confidential Information. Client acknowledges it may receive Confidential Information from WuXi Biologics. Client shall not use, and shall treat, such Confidential Information of WuXi Biologics in the same confidential manner as WuXi Biologics is obliged to treat Confidential Information of Client, mutatis mutandis as set forth in Sections 15.1-15.3, and as set forth generally in this Agreement, except that Client may also disclose such information as is required by Regulatory Authorities, or as is necessary to be included in regulatory filings or Product Licenses as required by a Regulatory Authority (e.g., Drug Master Files). 15.8 Public Announcements. Neither Party shall make any press or other public announcement concerning any aspect of this Agreement unless the text of such announcement is first approved in writing by the Parties, unless otherwise required by Applicable Law to make such public announcement. ARTICLE 16 GOVERNANCE, AUDIT AND INSPECTION RIGHTS 16.1 Regulatory Inspections. WuXi Biologics will permit visits and/or inspections by Regulatory Authorities of any country as required by Applicable Laws and will permit Client or its agents

Page 21 of 34 to be present and participate in any visit or inspection by such Regulatory Authority of the Manufacturing Site (to the extent it relates in any way to any Product) or the Manufacturing process. [***]. WuXi Biologics will provide Client with a copy of any report or other written communication received from such authority in connection with such visit or inspection, and any written communication received from any Regulatory Authority relating to the Product, the Manufacturing Site (if it relates to or affects the development and/or Manufacture of Product) or the Manufacturing process, within [***] after receipt, and will consult with, and seek approval from, Client before responding to each such communication [***]. WuXi Biologics will provide Client with a copy of its final responses within [***] after submission. [***]. 16.2 Client Audit. During the Term, Client’s representatives shall be granted access to (i) the portion of Manufacturing Site where WuXi Biologics performs Services, (ii) relevant personnel involved in performing Services and (iii) Services records, in each case solely for the purpose of verifying that WuXi Biologics is performing Services in accordance with this Agreement, cGMPs, Applicable Laws, the applicable Product Schedule and the master batch records, as applicable. Audits shall be conducted in accordance with the Quality Agreement, designed to minimize disruption of operations at the relevant facility, and [***]. 16.3 For Cause Audit. In addition to the “for cause” audit right set out in the Quality Agreement, if (a) Client reasonably believes or any Regulatory Authority asserts that WuXi Biologics has failed to comply with any Applicable Law in connection with the Services, or (b) WuXi Biologics delivers Defective Products and the Client reasonably believes that the Defect is the fault of WuXi Biologics or an audit is a reasonable way to ascertain the cause of the Defect, then, in each case, Client will have the right to conduct an audit of the applicable Manufacturing Site during normal business hours [***]. 16.4 Additional Provisions. Additional provisions covering inspections and audits of WuXi Biologics, including with respect to the Manufacturing Site, whether by Client or a Regulatory Authority, are or will be set forth in the Quality Agreement. 16.5 Results of Audits and Regulatory Inspections. WuXi Biologics will provide Client with a high level summary of WuXi Biologics’ audit findings following the performance of an audit by WuXi Biologics of any supplier of WuXi Biologics that supplies materials, products, or services in direct support of the Services, or allow Client to review the applicable audit report during Client audits. WuXi Biologics will (i) cooperate with Client to determine the cause for any issues identified in any Client audit or regulatory inspection directly relevant to the Product or with direct impact upon the Manufacturing Services, (ii) develop a corrective action plan and specify the implementation date within [***] days following receipt of the results of such Client audit or regulatory inspection directly relevant to the Product or with direct impact upon the Manufacturing Services, and (iii) implement all such corrective action by such implementation date. [***]. 16.6 Governance. WuXi Biologics and Client shall each assign a project manager in respect of each Product Schedule (a “Project Manager”). WuXi Biologics’ Project Manager shall be responsible for the overall timeliness and integrity of the Services and shall communicate with Client’s Project Manager, on at least [***], or more frequently, if necessary, on all matters pertinent to the Services(s). Each Party may change its Project Manager at any time upon written notice to the other Party. The initial Project Manager for each Party shall be:

Page 22 of 34 For WuXi Biologics: [***] For Client: [***] 16.7 Client acknowledges that WuXi Biologics is entitled to rely on the decisions and feedback of Client’s Project Manager or any appropriately authorized member of Client’s personnel participating in the communications among the Project Managers. 16.8 Joint Steering Committee. Within [***] of the Effective Date, the Parties shall establish a joint steering committee (the “JSC”) by each Party designating and notifying the other Party in writing, of its initial members to serve on the JSC. Either Party may change its JSC members from time to time by notifying the other Party in writing. The JSC will remain in place during the Term and, unless otherwise agreed in writing between the Parties, will be disbanded at the end of the Term. The JSC shall meet [***] or more frequently if agreed between the Parties in writing. The JSC shall lead and oversee the performance of WuXi Biologics under each Product Schedule and this Agreement, and shall be responsible for and have authority for: (a) providing a forum for strategic decision-making; (b) reviewing performance under each Product Schedule and this Agreement (including WuXi Biologics’ performance with respect to the KPIs); (c) resolving any disputes or other issues referred to it by the Project Managers; and (d) making such other determinations as are expressly delegated to it under the terms of this Agreement, the applicable Product Schedule and the Quality Agreement. ARTICLE 17 WARRANTIES 17.1 Mutual Representations and Warranties. Client and WuXi Biologics each represent and warrant to the other that: (a) Organization and Authority. It has full corporate right, power and authority to enter into this Agreement and to perform its respective obligations under this Agreement; (b) No Conflicts or Violations. The execution and delivery of this Agreement and the performance of the obligations hereunder (a) do not conflict with or violate any requirement of Applicable Laws existing as of the Effective Date and applicable to it and (b) do not conflict with, violate, breach or constitute a default under, and are not prohibited or materially restricted by, any contractual obligations existing as of the Effective Date; and (c) Valid Execution. It is duly authorized, by all requisite corporate action, to execute and deliver this Agreement and the execution, delivery and performance of this Agreement does not require any shareholder action or approval or the approval or consent of any Third Party, and the

Page 23 of 34 person executing this Agreement on behalf of it is duly authorized to do so by all requisite corporate action. 17.2 WuXi Biologics Representations and Warranties for the Product. WuXi Biologics represents and warrants to Client that, as of the Effective Date: (a) Conformance with Specifications. Except with respect to occurrences that affect or alter the Product after it has been Delivered in accordance with the Delivery Terms and are not otherwise WuXi Biologics’ responsibility hereunder, the Product supplied under this Agreement shall conform to the Specifications at the time of Delivery; (b) Conformance with Labeling Instructions and Free from Defects. All Product shall be Manufactured in accordance with Client’s Labeling, shall be free from Defects in the Materials and workmanship of the Product and shall not be adulterated or misbranded within the meaning of the Federal Food, Drug, and Cosmetic Act (the “Act”) or any equivalent law in another jurisdiction; (c) Manufacture of the Product. The Product shall be Manufactured in accordance with cGMP, the Manufacturing License, Applicable Laws and the Quality Agreement; (d) Shelf-Life. All Product shipped shall have a shelf-life at the date of release of the Products from the Manufacturing Site under Section 13.4 of at least the minimum shelf life to be agreed in writing between the Parties; (e) Provision of Information. It has provided and shall provide to Client all pertinent information in its possession relative to physical, environmental and human health hazards involving the Product; (f) Good Title, No Encumbrances. It will convey good title to the Product supplied under this Agreement, free from any lawful security, interest, lien or encumbrances; (g) Right to WuXi Biologics Background IP. It has the title and/or right to any and all WuXi Biologics Background IP used to Manufacture the Product in accordance with this Agreement; and the Manufacture of the Product by WuXi Biologics or its Affiliates will not infringe the valid and enforceable Intellectual Property or any other rights of any Third Party, provided that any infringement is not due in any way to Client Materials or Material provided by Client’s Designated Vendors, or any manufacturing process specified by Client; and (h) Bribery. It will neither offer to give nor give money or gifts to Client employees or members of their families in exchange for business from Client. 17.3 Client Representations and Warranties. Client represents and warrants to WuXi Biologics that, as of the Effective Date: (a) Product Licenses. It holds all necessary Product Licenses with respect to Manufacture of the Products. (b) Right to Client Background IP. It has the title and/or right to any and all Client Background IP licensed to WuXi Biologics in accordance with this Agreement for the Manufacture of the Products, and further that it has the title and/or right to grant WuXi Biologics the right to use such Intellectual Property in accordance with the terms of this Agreement and

Page 24 of 34 such use by WuXi Biologics or its Affiliates of Client Background IP in strict accordance with this Agreement (including all Specifications and Materials provided by or on behalf of Client) will not infringe the valid and enforceable Intellectual Property or any other rights of any Third Party. ARTICLE 18 INDEMNITY 18.1 Indemnification by WuXi Biologics. WuXi Biologics shall protect, defend, indemnify and hold harmless Client, its Affiliates and its and their directors, officers, shareholders, employees and agents, and their respective successors and permitted assigns, from any and all Losses from any Third Party claims, proceedings, actions or causes of actions (“Third Party Claims”) which directly or indirectly arise out of or relate to [***]. 18.2 Indemnification by Client. Client shall protect, defend, indemnify and hold harmless WuXi Biologics, its Affiliates and its and their directors, officers, shareholders, employees and agents, and their respective successors and permitted assigns, from any and all Losses from any Third Party Claims which directly or indirectly arise out of or relate to [***]. 18.3 No Consequential Damages. [***]. 18.4 Notification of Claims; Conditions to Indemnification Obligations. Each indemnified Party shall: (a) promptly notify the other Party as soon as it becomes aware of a claim or suit for which indemnification may be sought pursuant hereto; (b) cooperate, and cause the individual indemnitees to cooperate, with the indemnifying Party in the defense, settlement or compromise of such claim or suit; and (c) permit the indemnifying Party to control the defense, settlement or compromise of such claim or suit, including the right to select defense counsel. In no event, however, may the indemnifying Party compromise or settle any claim or suit in a manner which admits fault or negligence on the part of the indemnified Party or any indemnitee without the prior written consent (which consent will not be unreasonably withheld, delayed, or conditioned) of the indemnified Party. Each Party shall reasonably cooperate with the other Party and its counsel in the course of the defense of any such suit, claim or demand, such cooperation to include without limitation using Commercially Reasonable Efforts to provide or make available documents, information and witnesses. The indemnified Party will be entitled to participate in the defense of such matter and to employ counsel at its expense to assist in such defense; provided, however, that the indemnifying Party will have final decision-making authority regarding all aspects of the defense of the claim. The indemnifying Party shall have no liability under this ARTICLE 18 with respect to claims or suits settled or compromised without its prior written consent. 18.5 Limitation of Liability. [***]. 18.6 Nothing in this Agreement shall limit or exclude either Party’s liability for: (a) fraud or fraudulent misrepresentation; (b) any deliberate default or willful misconduct; or (c) any other liability that cannot be limited or excluded by Applicable Law.

Page 25 of 34 18.7 Insurance. During the Term and for [***] after the Term, each Party shall obtain and maintain, at its sole cost and expense, insurance (including any self-insured arrangements) in types and amounts that are reasonable and customary in the pharmaceutical and biotechnology industry for companies engaged in comparable activities in the jurisdiction where such activities are being performed. Without prejudice to the foregoing, each Party shall maintain a minimum product liability insurance coverage of [***]. It is understood and agreed that this insurance shall not be construed to limit either Party’s liability with respect to its indemnification obligations hereunder. Each Party will, except to the extent self-insured, provide to the other Party upon request a certificate evidencing the insurance such Party is required to obtain and keep in force under this Section 18.7. ARTICLE 19 TERM AND TERMINATION 19.1 Term. This Agreement shall enter into effect on the date after both Parties sign this Agreement and will be valid for an initial period of five (5) years (the “Initial Term”), and thereafter shall automatically renew for further successive periods of five (5) years each (the “Renewal Term” and together with the Initial Term, the “Term”), unless terminated earlier as provided for elsewhere in this Agreement. If either Party does not wish to renew this Agreement, notice must be provided twenty four (24) months before the Initial Term or a Renewal Term expires (unless otherwise mutually agreed) to account for the Binding Period of any Forecast Schedule provided under this Agreement and to provide for an orderly wind-down. 19.2 Termination for Breach. If either Party to this Agreement shall have breached or defaulted in the performance of any of its material obligations and does not remedy the material breach within thirty (30) days of notice from the other Party to do so (if capable of remedy) the non- breaching Party may terminate this Agreement immediately by written notice to the Party in breach. 19.3 Termination for Force Majeure Event. Notwithstanding anything to the contrary contained in this Agreement, in the event a Force Majeure Event shall have occurred and be continuing for ninety (90) consecutive days, the Party not suffering such Force Majeure Event shall be entitled to terminate this Agreement effective immediately upon written notice to the Party suffering such Force Majeure Event. 19.4 Termination for Reasons of Insolvency or Termination of Business Activities. Either Party shall be entitled to terminate this Agreement on written notice to the other Party if the other Party becomes insolvent or is the subject of a petition in bankruptcy whether voluntary or involuntary or of any other proceeding under bankruptcy, insolvency or similar laws, makes an assignment for the benefit of creditors, is named in such a petition, or its property is subject to a suit for the appointment of a receiver, or is dissolved or liquidated. Such termination right may be exercised without the need for advance written notice, such notice to be provided no later than thirty (30) days following such termination. 19.5 Termination for Payment Default by a Party. Pursuant to Section 7.5, if any undisputed payment under this Agreement including ARTICLE 7 is overdue, then the non-paying Party owing such payment is in default, which default shall be deemed a material breach under this Agreement, and the other Party will have the right to immediately terminate by written notice to the non-paying Party the applicable Product Schedule or the entire Agreement if the non-paying Party has not remedied the material breach within thirty (30) days of notice from the other Party.

Page 26 of 34 19.6 Termination by Client. Client may terminate this Agreement if there is a change in Applicable Laws that materially and adversely impacts WuXi Biologics’ ability to perform the Services under this Agreement at any time during the Term, on thirty (30) days prior written notice of termination to WuXi Biologics. No such termination will relieve Client of any payment obligations which would have been otherwise incurred under any Binding Period of any Forecast Schedule. ARTICLE 20 EFFECTS OF TERMINATION 20.1 Termination Due to Reasons other than WuXi Biologics Breach, Force Majeure Event or Insolvency. Upon expiration or termination of this Agreement other than in case of termination by Client pursuant to Sections 19.2, 19.3, or 19.4, Client shall, by written notice to WuXi Biologics: [***]. No such termination will relieve Client of any payment obligations which would have been otherwise incurred under any Binding Period of any forecast. WuXi Biologics shall promptly provide Client or any Third Parties designated by Client with all Client Materials and Materials paid for by Client, and, if it can be achieved in compliance with cGMP and all Applicable Laws, any work in progress paid for by Client. 20.2 Termination Due to WuXi Biologics Breach, Force Majeure Event or Insolvency. Upon termination of this Agreement by Client pursuant to Section 19.2, 19.3, or 19.4, Client shall, by written notice to WuXi Biologics: (i) request WuXi Biologics to execute outstanding Purchase Orders, and provided that the Products Delivered to Client comply with the terms of this Agreement, Client shall pay WuXi Biologics in accordance with the terms of this Agreement, or (ii) cancel outstanding Purchase Orders without any liability to Client [***]. WuXi Biologics shall promptly provide Client or any Third Parties designated by Client with all Client Materials and Materials paid for by Client, and if requested by Client, any work in progress paid for by Client. 20.3 Termination for any Reason. Except where otherwise agreed between the Parties, where required for ongoing supply obligations in accordance with Section 20.4, or where required in order to comply with Section 20.7, upon expiration or termination of this Agreement for any reason, each Party shall return or destroy all of the other Party’s Confidential Information (including any Client Materials) which it has in its possession or under its control as set forth in Section 15.6. 20.4 Ongoing Supply Obligations. In the event of expiration or termination of this Agreement pursuant to ARTICLE 19 hereunder, except if this Agreement is terminated by WuXi Biologics pursuant to Sections 19.2, 19.3, 19.4, WuXi Biologics shall continue to supply Client with the Products subject to an accepted Purchase Order (if elected by Client when applicable) after the expiration date or termination date of this Agreement, if Client has not identified and fully registered with the competent Regulatory Authorities a new supplier of the Products. Such obligation of WuXi Biologics shall continue until the earlier of (i) successful completion of the technical transfer pursuant to Section 20.7, and (ii) notification by Client to WuXi Biologics that it has identified and duly registered with the competent Regulatory Authorities a new supplier of the Products. The terms of this Agreement shall continue to apply to any such supply as if the Agreement was still in place. 20.5 Accrued Rights and Surviving Obligations. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration. Such termination or expiration shall not relieve any

Page 27 of 34 Party from obligations which are expressly or by implication intended to survive termination or expiration of this Agreement and shall not affect or prejudice any provision of this Agreement which is expressly or by implication provided to come into effect on, or continue in effect after, such termination or expiration. For the avoidance of doubt, the following Sections and Articles shall survive any termination or expiration of this Agreement: ARTICLE 3, Section 6.1, Section 6.3, ARTICLE 15, ARTICLE 18, ARTICLE 20, ARTICLE 22 and ARTICLE 23. 20.6 Regulatory Assistance. After expiration or termination of this Agreement, WuXi Biologics upon receiving a Purchase Order to cover the cost, agrees to provide Client with reasonable support in relation to any investigation required by any Regulatory Authority with respect to Manufacture of the Products carried out at the Manufacturing Site during the Term, provided that Client shall reimburse WuXi Biologics for its reasonable costs in providing such assistance. 20.7 Technical Transfer Assistance. During the Term of this Agreement and for a period of [***] following expiration or termination of this Agreement, WuXi Biologics will provide, upon the request of Client, its full support and cooperation in transferring the then-current Manufacturing process and any Materials to Client, to an alternative site or to a Third Party designee, each as designated by Client. [***] (the “Technical Transfer Support Fees”), [***]. 20.8 [***]. ARTICLE 21 DISASTER RECOVERY AND BUSINESS CONTINUITY Disaster Recovery and Business Continuity. WuXi Biologics shall provide Client with a true, correct and complete copy of WuXi Biologics’ Business Continuity Plan, at the date to be agreed in good faith between the Parties (the “BCP”). The BCP shall be in full force and effect on the date agreed in good faith between the Parties, and shall provide for, among other things, the high-level design and processes for disaster recovery and business continuity for WuXi Biologics. The Parties may agree to provide a Product-specific BCP for any Product Schedule (“Product BCP”), and if so agreed such Product BCP shall be revised and updated by WuXi Biologics from time to time, [***], and WuXi Biologics shall submit such revised and updated Product BCP to Client for review and written approval. The Parties shall meet periodically during business hours when reasonably requested by Client, but no more often than [***], to discuss and analyze the status of the Product BCP. WuXi Biologics shall provide a written report to Client for such discussions and analysis which shall analyze the potential effectiveness of the applicable Product BCP, propose necessary changes, suggest improvements, and provide an updated risk assessment for the activities to which the Product BCP relates. ARTICLE 22 DISPUTE RESOLUTION 22.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise which relate to either Party’s rights and/or obligations hereunder. It is the desire of the Parties to establish under this ARTICLE 22 procedures to facilitate the resolution of disputes arising under this Agreement (other than any disputes relating to matters which under this Agreement Client has sole decision-making authority and/or discretion regarding (each, a “Non-Escalable Dispute”), in which case, such Non-Escalable Dispute shall be determined by Client and shall not be part of the dispute resolution procedure set forth in this ARTICLE 22) in an expedient manner by mutual cooperation. In the event that the JSC is unable to resolve a dispute that is not

Page 28 of 34 a Non-Escalable Dispute through diligent review and deliberation within [***] days from the day that one Party had designated the issue as a dispute in written notice to the other Party, then either Party shall have the right to escalate such matter to the Executive Officers as set forth in Section 22.2. 22.2 Escalation to Executive Officers. Either Party may, by written notice to the other Party, request that a dispute (other than a Non-Escalable Dispute) that remains unresolved for a period of [***] days as set forth in Section 22.1 arising between the Parties in connection with this Agreement be resolved by the Executive Officers, within [***] days after referral of such dispute to them. If the Executive Officers cannot resolve such dispute within [***] days after referral of such dispute to them, then, at any time after such [***] day period, either Party may proceed to enforce any and all of its rights with respect to such dispute in accordance with the governing law and jurisdiction set out in Section 23.7. 22.3 Injunctive Relief. No provision herein shall be construed as precluding a Party from bringing an action for injunctive relief or other equitable relief prior to the initiation or completion of the procedures set out in Sections 22.1 and 22.2 above regarding the obligations as to Confidential Information under ARTICLE 15. ARTICLE 23 MISCELLANEOUS PROVISIONS 23.1 Relationship of the Parties. Nothing in this Agreement is intended or shall be deemed, for financial, tax, legal or other purposes, to constitute a partnership, agency, joint venture or employer-employee relationship between the Parties. 23.2 Assignment. (a) Assignment by WuXi Biologics. Except as expressly provided herein, neither this Agreement nor any interest hereunder shall be assignable, nor any other obligation delegable, by WuXi Biologics without the prior written consent of Client (not to be unreasonably withheld or delayed), except to one of WuXi Biologics’ wholly-owned Affiliates, or upon the sale or other transfer to a Third Party of all or substantially all of WuXi Biologics’ assets related to the Services to be provided under this Agreement. (b) Assignment by Client. Client may assign this Agreement, in whole or in part, to any Affiliate or Third Party without the consent of WuXi Biologics. Client shall give written notice to WuXi Biologics promptly following any such assignment. (c) Continuing Obligations. No assignment under this Section 23.2 shall relieve the assigning Party of any of its responsibilities or obligations hereunder and, as a condition of such assignment, the assignee shall agree in writing to be bound by all obligations of the assigning Party hereunder. This Agreement shall be binding upon the successors and permitted assigns of the Parties. (d) Void Assignments. Any assignment not in accordance with this Section 23.2 shall be void. 23.3 Occurrence of Force Majeure Event. If any Force Majeure Event occurs in relation to either Party which affects or may affect the performance of any of its material obligations (other than the payment of money) under this Agreement, it shall use all Commercially Reasonable Efforts

Page 29 of 34 to mitigate the effects of such delay or prevention upon the performance of its obligations under this Agreement, promptly notify the other Party as to the nature and extent of such Force Majeure Event, and resume performance of its obligations as soon as reasonably possible after the removal of the cause of the delay or prevention. Neither Party shall be deemed to be in breach of this Agreement, or shall be otherwise liable to the other Party, by reason only of any delay in performance, or the non-performance of any of its obligations hereunder, to the extent that the delay or non-performance is due to any Force Majeure Event of which it has duly notified the other Party, and the time for performance of that obligation shall be extended accordingly. Without limiting Client’s right to terminate this Agreement pursuant to Section 19.3, if the performance by either Party of any of its obligations under this Agreement is prevented or delayed by a Force Majeure Event for a continuous period in excess of, [***] the Parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable in the circumstances. 23.4 No Trademark Rights. No right, express or implied, is granted by this Agreement to a Party to use in any manner the name or any other trade name or trademark of the other Party in connection with the performance of this Agreement or otherwise, unless otherwise expressly provided in writing between the Parties. 23.5 Entire Agreement of the Parties; Amendments. This Agreement and the Schedules hereto constitute and contain the entire understanding and agreement of the Parties respecting the subject matter hereof and cancel and supersede any and all prior negotiations, correspondence, understandings and agreements between the Parties, whether oral or written, regarding such subject matter. For clarity, the Cell Line License Agreement between the Parties dated November 13, 2020, as amended from time to time, the Biologics Master Services Agreement between the Parties (when Client was still known as miRagen Therapeutics, Inc.) dated November 13, 2020, as amended from time to time, and various work orders thereunder entered into from time to time for individual projects shall not be affected by this Agreement and shall continue in full force and effect as per their terms. No waiver, modification or amendment of any provision of this Agreement shall be valid or effective unless made in a writing referencing this Agreement and signed by a duly authorized officer of each Party. 23.6 Captions. The captions to this Agreement are for convenience only and are to be of no force or effect in construing or interpreting any of the provisions of this Agreement. 23.7 Governing Law and Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, USA, without giving effect to principles of conflict of laws, in all matters relating to or arising from this Agreement, and the enforcement and interpretation thereof. The United Nations Convention on Contracts for the International Sale of Goods will not apply to this Agreement. Subject to the prior requirements of ARTICLE 22, the Parties agree to resolve all their disputes arising out of or in connection with this Agreement by arbitration administered by JAMS in accordance with the JAMS International Arbitration Rules in effect at the time of submission. The place of arbitration will be New York. The official language of the arbitration will be English. [***]. All arbitrators shall serve as neutral, independent, and impartial arbitrators. The arbitration proceedings will be confidential, and the arbitrators may issue appropriate protective orders to safeguard each Party’s Confidential Information. During the course of arbitration, the Parties shall continue to implement the terms of this Agreement including all binding forecasts and/or Purchase Orders then in effect. The arbitral award will be final and binding upon the Parties, and the Party awarded relief may apply to a court of competent jurisdiction for enforcement of the award.

Page 30 of 34 Notwithstanding the foregoing, each Party has the right to institute an action in a court of proper jurisdiction in the United States for injunctive or other interlocutory or equitable relief. 23.8 Notice. Any notice to be given by either Party under or in connection with this Agreement to the other Party must be in writing in English and shall be: (a) delivered by hand or by courier; or (b) sent by pre-paid recorded (i.e. signed for) post or airmail or express overnight courier, and with proof of receipt for (a) and (b): WuXi Biologics: WuXi Biologics 800 Qifan Road, No.4 3F Pudong District, Shanghai, China 200137 Email: [***] Attention: Legal Department Client: Viridian Therapeutics, Inc. 221 Crescent Street, Suite 103A Waltham, MA 02453 Email: [***] Attention: Legal Department 23.9 Waiver. A waiver by either Party of any of the terms and conditions of this Agreement in any instance shall not be deemed or construed to be a waiver of such term or condition for the future, or of any other term or condition hereof. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be in limitation of any other remedy, right, undertaking, obligation or agreement of either Party. 23.10 Severability. When possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement. The Parties shall make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision. 23.11 No Implied License. Except for those licenses or rights expressly granted herein, no right or license is granted to WuXi Biologics or Client hereunder by implication, estoppel, or otherwise to any know-how, patent or other Intellectual Property right owned or controlled by Client or its Affiliates, or by WuXi Biologics or its Affiliates, respectively. 23.12 Interpretation; Independent Counsel. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references herein to Articles, Sections, and Schedules shall be deemed references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. Unless the context otherwise requires, countries shall include territories. Each Party has had the opportunity to consult independent counsel, and as such, this Agreement will not be construed to have been drafted by

Page 31 of 34 one Party or the other but will be construed as having been jointly drafted when interpreting its provisions. 23.13 Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, and all of which together will be deemed to be one and the same instrument. A facsimile or a portable document format (PDF) copy of this Agreement, including the signature pages, will be deemed an original. [SIGNATURE PAGE FOLLOWS]

Page 32 of 34 IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed, by duly authorized representatives, as of the Effective Date. Viridian Therapeutics, Inc. WuXi Biologics (Hong Kong) Limited By: __/s/ Stephen Mahoney____________ By: _/s/ Chris Chen__________________ Name: _Stephen Mahoney_____________ Name: __Chris Chen________________ Title: _President and CEO_____________ Title: __Director____________________

Page 33 of 34 SCHEDULE 1 –PRODUCT SCHEDULE FOR DRUG SUBSTANCE [***]

Page 34 of 34 SCHEDULE 2 –PRODUCT SCHEDULE FOR DRUG PRODUCT [***]